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                                                                Exhibit 23.3

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 18, 1996 incorporated by reference in StrataCom, Inc.'s Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in the registration statement.

                                        ARTHUR ANDERSEN LLP


San Jose, California
June 7, 1996